                                                                   EXHIBIT 10(b)


                               ADDENDUM TO LEASE


     This is an Addendum entered into this   7   day of October, 1996, to a
certain Lease between R.L. Kuss, Trustee under Agreement dated April 1, 1965 ("Landlord"), and Randers Engineering, Inc., a Michigan corporation ("Tenant"), dated August 12, 1996 (the "Lease").

     This Addendum is entered into in accordance with the "Additional Rent" provisions of Schedule 8 of the lease, reference to which is hereby made.

     1. Paragraph 1.1.c. of Article One of the Lease is hereby amended to read as follows:

         "TENANT'S SQUARE FOOTAGE shall mean 5,263 usable square feet subject of final measurement. The term "usable" shall be synonymous with "rentable" in this document.

     2. Final costs of Leasehold Improvements (as defined in paragraph 1.05 of Schedule 6 of the Lease) have been determined to be $23.23 per square foot, or $7.98 in excess of the Base Tenant Improvements as defined in paragraph 1.01 of Schedule 6 of the Lease. Therefore, in accordance with the Additional Rent provisions of Schedule 8 of the Lease, the schedule of rental payments as set forth in Schedule 8 is hereby amended to read as follows:

                                   SCHEDULE 8
                          SCHEDULE OF RENTAL PAYMENTS
                               BASE RENT SCHEDULE

                  Additional   Revised
       Original     Tenant      Rental
        Rental   Improvement   Rate Per      Annual       Monthly
Year     Rate    Amortization   Sq. Ft.       Rent          Rent
----  ---------  ------------  --------  -------------  -----------
 1     $18.00       $2.03       $20.03    $105,417.89    $8,784.82

 2      18.36        2.03        20.39     107,312.57     8,942.71

 3      18.91        2.03        20.94     110,207.22     9,183.94

 4      19.67        2.03        21.70     114,207.10     9,517.26

 5      20.45        2.03        22.48     118,312.24     9,859.35


     3. The remaining terms and conditions of the Lease shall remain unaltered except as otherwise set forth above.

This Addendum is executed as of the date first written above.


WITNESS:                                    LANDLORD:

__________________________________          RICHARD L. KUSS, TRUSTEE UNDER
                                            AGREEMENT DATED APRIL 1, 1965

__________________________________          BY____________________________
                                            Trustee Signatory



WITNESS:                                    TENANT:

__________________________________          RANDERS ENGINEERING, INC.

__________________________________          BY____________________________

                                            ITS___________________________

                                ACKNOWLEDGEMENTS


STATE OF OHIO  :
                 ss.
COUNTY OF CLARK:

   The signing of the above Addendum to Lease was acknowedged before me this _____ day of ________________, 1996, by Richard L. Kuss, Trustee under Agreement dated April 1, 1965.

                                              ____________________________
                                              Notary Public




STATE OF MICHIGAN   :
                      ss.
COUNTY OF _________ :

   The signing of the above Addendum to Lease was acknowledged before me this ______ day of _________________, 1996, by Thomas R. Eurich, as President of Randers Engineering, Inc., a Michigan corporation.


                                              ____________________________
                                              Notary Public


This Instrument Prepared by:
Walter A. Wildman
Martin, Browne, Hull & Harper
One South Limestone Street, 8th Floor
P.O. Box 1488
Springfield, Ohio  45501
Telephone (513) 324-5541
Telecopier (513) 325-5432